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                                                               Exhibit 10.8.4


                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT ("Guaranty"), dated July 2, 1996 is made and entered into upon the terms hereinafter set forth, by FCOA ACQUISITION CORP., a Delaware corporation ("Guarantor"), in favor of PETRA CAPITAL, LLC, a Georgia limited liability company ("Creditor").

                                    RECITALS:

     A. Pursuant to a Loan Agreement of even date herewith, by and between Factory Card Outlet of America Ltd., an Illinois corporation ("Borrower"), and Creditor (the "Loan Agreement"), Creditor has made a loan to Borrower in the original principal amount of $3,000,000 (the "Loan"). The Loan is evidenced by a Secured Promissory Note of even date herewith, in the Loan amount, made and executed by Borrower, payable to the order of Creditor (herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, as the "Note").

     B. It is a condition of Creditor's agreement to make the above-described Loan to Borrower that Guarantor execute and deliver this Guaranty to Creditor.

     C. Guarantor desires to execute and deliver this Guaranty to Creditor in order to induce Creditor to make the above described Loan, which will be to the direct interest, advantage and benefit of Guarantor as the sole shareholder of Borrower.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and to induce Creditor to make loans and other extensions of credit to Borrower pursuant to the Loan Agreement, Guarantor hereby agrees as follows:

     1. Guarantor hereby guarantees to Creditor the full and prompt payment and performance of (a) the indebtedness evidenced by the Note, principal and any and all interest accrued or to accrue thereon in accordance with the terms thereof, and (b) the obligations of Borrower to Creditor pursuant to the Loan Agreement and any and all other instruments, documents and/or agreements now or hereafter further evidencing, securing or otherwise related to the indebtedness evidenced by the Note and/or the Loan Agreement (collectively the "Loan Documents") (the aforesaid indebtedness and other obligations are sometimes herein collectively referred to as the "Guaranteed Obligations"). Guarantor hereby agrees that if the Guaranteed Obligations are not timely paid and/or performed, as the case may be, in accordance with the terms thereof, Guarantor immediately will pay and/or perform such Guaranteed Obligations. If for any reason any payment or obligation in respect of the Guaranteed Obligations shall be determined at any time to be a voidable preference or otherwise shall be set aside or required to be returned or repaid, this Guaranty


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nevertheless shall remain in full force and effect and shall be fully enforceable against Guarantor for the payment or obligation set aside returned or repaid, as well as any other Guaranteed Obligations still outstanding, notwithstanding the fact that this Guaranty may have been cancelled, released and/or returned to Guarantor by Creditor.

     2. In addition to the obligations of Guarantor to Creditor pursuant to Paragraph 1 hereof, Guarantor further agrees to pay any and all expenses (including without limitation reasonable attorney's fees) reasonably incurred by Creditor in endeavoring to collect and/or enforce the obligations of Guarantor under this Guaranty.

     3. Guarantor hereby waives notice of any breach or default by Borrower, and hereby further waives presentment, demand, notice of dishonor and protest with respect to any instrument now or hereafter evidencing any of the Guaranteed Obligations.

     4. Any act of Creditor consisting of a waiver of any of the terms, covenants or conditions of the Guaranteed Obligations, or the giving of any consent to any matter or thing relating to the Guaranteed Obligations, or the granting of any indulgences or extensions of time to Borrower, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

     5. The obligations of Guarantor hereunder shall not be released by Creditor's receipt, application or release of any security given for the payment, performance and observance of any of the Guaranteed Obligations, but in the case of any such receipt and application, the liability of Guarantor shall be deemed reduced by a corresponding amount. Similarly, the obligations of Guarantor hereunder shall not be released by any modification of any of the terms of the Guaranteed Obligations made by Creditor and Borrower, but in the case of any such modification, the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification.

     6. The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Borrower in any creditors' receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower in bankruptcy, or of any remedy for the enforcement of any of the Guaranteed Obligations resulting from the operation of any present or future provision of the Federal bankruptcy law or any other statute or the decision of any court, (c) the rejection or disaffirmance of any instrument, document or agreement evidencing any of the Guaranteed Obligations in any such proceedings, (d) the assignment or transfer of any of the Guaranteed Obligations by Creditor in accordance with the terms of the Loan Agreement, or (e) the cessation from any cause whatsoever (other than full payment and performance) of the liability of Borrower with respect to the Guaranteed Obligations.

     7. Until all of the covenants, terms and conditions of Borrower with respect to the Guaranteed Obligations are fully paid, performed, kept and/or observed, Guarantor: (a) shall have no rights of reimbursement or subrogation against Borrower or any of its property by reason of any payment or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder, (b) waives any right to enforce any remedy that Guarantor now or hereafter shall have


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against Borrower by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and (c) subordinates any liability or indebtedness of Borrower now or hereafter held by Guarantor to the obligations of Borrower to Creditor under the Guaranteed Obligations.

     8. This is a guaranty of payment and performance and not of collection. The liability of Guarantor hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against any collateral available to Creditor. Guarantor hereby waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral in favor of Creditor prior to discharging its obligations hereunder.

     9. Guarantor hereby consents and agrees that all payments and credits received from Borrower or Guarantor or realized from any collateral may be applied by Creditor to the Guaranteed Obligations in such priority as Creditor in its sole judgment shall see fit.

     10. This Guaranty is assignable by Creditor to any person or entity to which Creditor may assign its rights under the Loan Agreement pursuant to the terms thereof and any assignment of the Guaranteed Obligations or any portion thereof by Creditor shall operate to vest in the assignee the rights and powers of Creditor hereunder to the extent of such assignment. This Guaranty shall be binding upon Guarantor and Guarantor's representatives, successors, successors-in-title, and assigns, and shall inure to the benefit of Creditor, its representatives, successors, successors-in-title and assigns.

     11. This Guaranty shall be construed in accordance with and governed by the laws of the State of Georgia applicable to contracts to be performed within said state. No amendment or modification hereof shall be effective unless evidenced by a writing signed by Guarantor and Creditor.

     12. Guarantor hereby waives notice of acceptance of this Guaranty by Creditor.

     13. Guarantor hereby consents to the jurisdiction of the courts of the State of Georgia and the United States District Court for the Northern District of Georgia, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising under this Agreement or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

     14. CREDITOR AND GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.


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     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty or has caused this Guaranty to be executed by its duly authorized representative, as of the date first above written.

WITNESS:                                FCOA ACQUISITION CORP., a Delaware
                                         corporation


  L. Yurow                              By:  /s/ William E. Freeman
-------------------------                    -----------------------------
                                             Name:  William E. Freeman
                                             Title: Chairman

ACCEPTED this 2nd day of
July, 1996

PETRA CAPITAL, LLC, a Georgia
limited liability company

By:  Petra Capital Management, LLC, Manager



     By: /s/ Rob Shuler
         -------------------------
         Name: Rob Shuler
         Title: Manager


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